UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2018

Flotek Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10603 W. Sam Houston Pkwy N., Suite 300 Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

(713) 849-9911

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Elizabeth T. Wilkinson as Chief Financial Officer

On December 20, 2018, Flotek Industries, Inc. (the “Company”) appointed Elizabeth T. Wilkinson, 61, as its Chief Financial Officer, effective as of December 28, 2018. In this role, Ms. Wilkinson will serve as the Company’s principal financial officer and principal accounting officer. Prior to joining the Company, from January 2012 through December 2018, Ms. Wilkinson served as a managing consultant at RPG, a publicly traded, global consulting firm, leading financial advisory projects for Fortune 100, Fortune 500, and private-equity-controlled clients. In this capacity, she served as interim CFO, interim treasurer, and in key financial reporting roles leading companies through significant accounting and finance transitions. Prior to her role at RPG, from March 2009 through March 2011, Ms. Wilkinson was CFO of Xtreme Drilling and Coil Services where she raised capital and managed debt and liquidity and directed all accounting, financial reporting and investor relations functions.

There are no arrangements or understandings between Ms. Wilkinson and any other person pursuant to which she was appointed to serve as the Company’s Chief Financial Officer. The Company is not aware of any related transactions or relationships between Ms. Wilkinson and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Wilkinson Employment Agreement

On December 20, 2018, the Company and Ms. Wilkinson entered into an Employment Agreement (the “Wilkinson Employment Agreement”), effective as of December 28, 2018, pursuant to which Ms. Wilkinson will serve as Chief Financial Officer of the Company.

The Wilkinson Employment Agreement (i) provides for a term of employment until the earlier of (1) December 31, 2020, (2) Ms. Wilkinson’s resignation without or without Good Reason (as defined in the Wilkinson Employment Agreement) or Ms. Wilkinson’s death or disability, or (3) termination by the Company with or without Cause (as defined in the Wilkinson Employment Agreement); and (ii) provides that, upon termination of Ms. Wilkinson’s employment by the Company without Cause or by Ms. Wilkinson with Good Reason prior to the end of the term of employment and subject to the satisfaction of certain other specified conditions, Ms. Wilkinson will be entitled to receive severance compensation in an amount equal to 150% of her annual base salary payable in nine monthly installments equal to one-ninth of such severance compensation, subject to required withholding, payable at the end of each of the next nine full calendar months following the first full calendar month after Ms. Wilkinson’s execution and effectiveness of a release agreement.

Pursuant to the Wilkinson Employment Agreement, Ms. Wilkinson will earn an annual base salary of $300,000, a one-time bonus of $25,000, and will be granted 60,000 shares of restricted stock of the Company pursuant to the Wilkinson Restricted Stock Agreement as described below. In addition to the foregoing, Ms. Wilkinson will be entitled to certain other compensation and perquisites, including awards under the Company’s management incentive plan and performance unit plan and reimbursement for certain expenses. The description of the Wilkinson Employment Agreement is qualified in its entirety by reference to the copy thereof filed as Exhibit 10.1 to this Form 8-K, which is incorporated herein by reference.

Wilkinson Restricted Stock Agreement

Pursuant to the Restricted Stock Agreement to be entered into in connection with the Wilkinson Employment Agreement (the “Wilkinson Restricted Stock Agreement”), the restricted stock awards (the “RSAs”) granted thereunder will vest annually in two equal installments, with one-half vesting on December 31, 2019 (the “Initial Vesting Date”) and one-half vesting on the first anniversary of the Initial Vesting Date.

Any unvested RSAs will immediately vest in the following instances: (i) a Change of Control, (ii) the death of the grantee, (iii) the Disability of the grantee, or (iv) a termination by the grantee for Good Reason which occurs within 12 months following a Change of Control (each term as defined in the Wilkinson Restricted Stock Agreement).

The foregoing description of the form of Wilkinson Restricted Stock Agreement in this Item 5.02 is qualified in its entirety by reference to the full text of the form of Wilkinson Restricted Stock Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Departure of Matthew B. Marietta

Effective as of December 20, 2018, Matthew B. Marietta ceased to be the Company’s Executive Vice President of Finance and Corporate Development.

Departure of H. Richard Walton

Effective as of December 31, 2018, H. Richard Walton will cease to be the Company’s Chief Accounting Officer. Subsequent to his departure, Mr. Walton will be available to the Company on an as-needed consulting basis to facilitate the leadership transition described above.

Item 7.01.	Regulation FD Disclosure.

On December 27, 2018, the Company issued a press release announcing the leadership transition described above. The December 27, 2018 press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of the Company’s under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	Wilkinson Employment Agreement, dated effective December 20, 2018

10.2	Form of Wilkinson Restricted Stock Agreement

99.1	Press Release dated December 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: December 27, 2018	/s/ John W. Chisholm
	Name:	John W. Chisholm
	Title:	President and Chief Executive Officer